UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2012

Healthcare Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona	85254
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-998-3478

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Listing

Healthcare Trust of America, Inc. (“HTA”) announced today that it listed its shares of Class A common stock on the New York Stock Exchange (“NYSE”). Trading commenced on June 6, 2012 under the ticker symbol “HTA.” A copy of the press release announcing the listing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Tender Offer

HTA announced today that it has commenced a tender offer to purchase up to $150.0 million in value of its Class A common stock from its stockholders. In accordance with the terms of the tender offer, HTA will select the lowest price, not greater than $10.50 nor less than $10.10 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that will allow HTA to purchase up to $150.0 million in value of its Class A common stock or a lower amount depending upon the number of shares of its Class A common stock properly tendered and not withdrawn. HTA intends to fund the tender offer with cash on hand and funds available under its existing revolving credit and term loan facility. A copy of the press release announcing the tender offer is included as Exhibit 99.2 to this Current Report on Form 8-K.

Ringing NYSE Opening Bell

HTA also announced today that Chairman and Chief Executive Officer, Scott D. Peters, members of the executive management team and the board of directors will visit the NYSE on Thursday, June 7, 2012, to participate in the ceremonial ringing of The Opening Bell. The ceremony commemorates HTA’s listing of its shares of Class A common stock on the NYSE. A copy of the press release announcing the ringing of The Opening Bell is included as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, are deemed “furnished” and not filed under Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated June 6, 2012 regarding Listing of Class A Common Stock on the NYSE

Exhibit 99.2	Press Release dated June 6, 2012 regarding Launch of Tender Offer for up to $150.0 Million of Class A Common Stock

Exhibit 99.3	Press Release dated June 6, 2012 regarding Ringing NYSE Opening Bell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

	By:	/s/ Scott D. Peters
June 6, 2012		Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman